Exhibit 10.1
FOURTH AMENDMENT
TO SECOND AMENDED AND RESTATED REVOLVING LOAN AGREEMENT
     This Fourth Amendment to Second Amended and Restated Revolving Loan Agreement (this “Amendment”) is entered into as of July 31, 2008, by and between ViaSat, Inc., a Delaware corporation (“Borrower”), each lender from time to time party to the Credit Agreement (as defined below) (collectively, the “Lenders” and individually, a “Lender”), UNION BANK OF CALIFORNIA, N.A., as Administrative Agent (in such capacity, “Administrative Agent”) and COMERICA BANK, as Collateral Agent (in such capacity, “Collateral Agent;” collectively with Administrative Agent, the “Agents”).
RECITALS
     Borrower, Agents and the Lenders are parties to that certain Second Amended and Restated Revolving Loan Agreement dated as of January 31, 2005, as amended from time to time, including by that certain First Amendment to Second Amended and Restated Revolving Loan Agreement dated as of December 22, 2006, that certain Second Amendment to Second Amended and Restated Revolving Loan Agreement dated as of January 25, 2008 and that certain Third Amendment to Second Amended and Restated Revolving Loan Agreement dated as of April 24, 2008 (collectively, the “Credit Agreement”). The parties desire to amend the Credit Agreement in accordance with the terms of this Amendment. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Credit Agreement.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined term in Section 1.1 of the Credit Agreement hereby is amended to read as follows:
          “Revolving Loan Maturity Date” means August 29, 2008.
     2. No course of dealing on the part of Lenders, Agents or their officers, nor any failure or delay in the exercise of any right by any Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agents’ or Lenders’ failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of Lenders or Agents thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Administrative Agent, in accordance with the terms of the Credit Agreement.
     3. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agents or Lenders under the Credit Agreement, as in effect prior to the date hereof.
     4. All Representations and Warranties contained in the Credit Agreement or in any other document or documents relating thereto shall survive the execution and delivery of this Amendment. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Credit Agreement.
     5. As a condition to the effectiveness of this Amendment, Administrative Agent shall have received, in form and substance satisfactory to Administrative Agent, the following:
               (a) this Amendment, duly executed by Borrower, Collateral Agent and each Lender;

               (b) Affirmation of Subsidiary Guaranty and Security Agreement, duly executed by Guarantor;
               (c) all reasonable attorneys’ fees and costs incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
               (d) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.
     6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

VIASAT, INC,
/s/ Ronald G. Wangerin
By:	Ronald G. Wangerin
Title:	Chief Financial Officer

UNION BANK OF CALIFORNIA, N.A., as Administrative Agent
By:	/s/ Mark Adelman
	Name:	Mark Adelman
	Title:	Vice President

COMERICA BANK, as Collateral Agent
By:	/s/ Tomas J. Schmidt
	Name:	Tomas J. Schmidt
	Title:	Vice President

[Signature Page to Fourth Amendment
to Second Amended and Restated Revolving Loan Agreement]
[Signatures Continued Next Page]

UNION BANK OF CALIFORNIA, N.A., as a Lender
By:	/s/ Mark Adelman
	Name:	Mark Adelman
	Title:	Vice President

COMERICA BANK, as a Lender
By:	/s/ Tomas J. Schmidt
	Name:	Tomas J. Schmidt
	Title:	Vice President

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Robert G. McGill Jr.
	Name:	Robert G. McGill Jr.
	Title:	Director

[Signature Page to Fourth Amendment
to Second Amended and Restated Revolving Loan Agreement]